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                                                                   EXHIBIT 10.47

                     PRIVATE EQUITY LINE FINANCING AGREEMENT

         PRIVATE EQUITY LINE FINANCING AGREEMENT (this "Agreement"), dated as of April 14, 2003, between First Virtual Communications, Inc., a Delaware corporation (the "Company"), and Ralph Ungermann, an individual (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, (i) the Investor will extend a line of credit to the Company, pursuant to which the Company may issue and sell to the Investor from time to time as provided herein, and the Investor shall purchase from the Company, up to 3,225,806 shares of Common Stock of the Company at a purchase price per share equal to the $0.31 per share, the sum of $.01 and $0.30 (representing a fair market price of the stock based on the average closing bid prices over the five (5) trading days prior to the Effective Date (as defined below) of this Agreement, as reported on the Nasdaq SmallCap Market), for an aggregate purchase price of up to $1,000,000, on a private placement basis pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933 and (ii) to induce the Investor to extend such line of credit to the Company, the Company shall issue to the Investor a warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase up to an aggregate of 300,000 shares of Common Stock of the Company at an exercise price per share equal to $0.38, 125% of the average closing bid prices of a share of the Company's Common Stock, as reported on The Nasdaq SmallCap Market, during a period of five (5) days prior to the date of this Agreement.

         WHEREAS, the parties acknowledge that any obligation of the Company to issue shares of Common Stock and the Warrant to the Investor hereunder is subject to the Company obtaining approval from its Board of Directors and having obtained the requisite waivers, consents and/or other documentation and/or delivered the requisite notices that may be required by the transaction contemplated hereby and the issuance of the Warrant.

                  NOW THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINITIONS. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

         "BOARD OF DIRECTORS" means the board of directors of the Company.

         "CHANGE IN CONTROL" means (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act), (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or

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consolidation) the result of which is that any "person" (as defined above)
becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding voting stock of the Company, measured by voting power rather than number of shares, or (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

         "COMMISSION" means the United States Securities and Exchange
Commission.

         "COMMITMENT PERIOD" shall mean the period commencing on April 13, 2003 (the "Effective Date"), and expiring on the earliest to occur of (i) the date on which the Investor shall have purchased Draw Down Shares pursuant to this Agreement for an aggregate Purchase Price of $1,000,000, (ii) the date this Agreement is terminated pursuant to Article VII hereof, or (iii) the first anniversary of the Effective Date.

         "COMMON STOCK" shall mean the Company's Common Stock, $0.001 par value per share.

         "COMMON SHARES" shall mean shares of the Company's Common Stock issued or issuable pursuant to this Agreement.

         "CONTINUING DIRECTORS" shall mean as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Agreement; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the members of the Board of Directors of the Company who either were members of the Board of Directors of the Company on the date of this Agreement or whose nomination for election or election was previously so approved by a majority of the Board of Directors of the Company on the date of this Agreement or other directors so nominated or elected.

         "DRAW DOWN" shall mean each occasion the Company elects to exercise its right to deliver a Draw Down Notice requiring the Investor to purchase the Common Shares as specified in such Draw Down Notice, subject to the terms and conditions of this Agreement.

         "DRAW DOWN AMOUNT" shall mean the aggregate dollar amount of any Draw Down Shares to be purchased by the Investor with respect to any Draw Down affected by the Company in accordance with Section 2.02 hereof.

         "DRAW DOWN DATE" shall mean any Trading Day during the Commitment Period that a Draw Down Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.02(b) hereof.

         "DRAW DOWN NOTICE" shall mean a written notice to the Investor delivered in accordance with this Agreement in the form attached hereto as EXHIBIT A setting forth the Draw Down Amount that the Company intends to sell to the Investor pursuant to such Draw Down.

         "DRAW DOWN SHARES" shall mean all shares of Common Stock issued or issuable pursuant to a Draw Down that has occurred or may occur in accordance with the terms and conditions of this Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

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         "GOVERNMENTAL AUTHORITY" means any federal or state government or political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "MATERIAL ADVERSE EFFECT" has the meaning of a material adverse effect on the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or any adverse effect on the Company's ability to consummate the transactions contemplated by, or to execute, deliver and perform its obligations under this Agreement.

         "MAXIMUM DRAW DOWN AMOUNT" with respect to any Draw Down affected by the Company in accordance with Section 2.02 hereof shall mean a cumulative amount, not to exceed $1,000,000.

         "MINIMUM DRAW DOWN AMOUNT" shall mean $250,000.

         "PERSON" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

         "PRINCIPAL MARKET" shall mean The Nasdaq National Market or The Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for the Common Stock.

         "PURCHASE PRICE" shall mean $0.31 (subject to adjustment for stock dividends, splits, combinations, recapitalizations and the like).

         "SEC REPORTS" means the Company's Annual Report on Form 10-K for the year-ended December 31, 2002, the Company's definitive proxy statement, filed April 12, 2002, and when used in reference to dates after the date of this Agreement, reports and documents filed by the Company hereafter under Sections 13(a), 13(c), 14 or 15(d) under the Exchange Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SETTLEMENT DATE" shall mean the 20th business day following delivery of a Draw Down Notice in accordance with Section 2.02(b) hereof, and shall be the date on which date the Company shall issue Draw Down Shares to the Investor as set forth in Section 2.03.

         "TRADING DAY" shall mean any day during which the Principal Market shall be open for trading.

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                                   ARTICLE II

                        SALE AND PURCHASE OF COMMON STOCK

         SECTION 2.01.     INVESTMENTS.

         (a) PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, up to an aggregate of 3,225,806 shares of the Company's Common Stock (subject to adjustment for stock dividends, splits, combinations, recapitalizations and the like) based on such number of Draw Downs (subject to the Maximum Draw Down Amount)) as the Company, in its sole discretion, shall choose to deliver during the Commitment Period until the aggregate Draw Down Amount with respect to Common Shares purchased under this Agreement equals $1,000,000 or this Agreement is otherwise terminated.

         (b) DRAW DOWNS. Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section 2.02(b) hereof during the Commitment Period on which the conditions set forth in Section 6.02 hereof have been satisfied, the Company may exercise a Draw Down by the delivery of a Draw Down Notice to the Investor, authorized by the Company's Board of Directors after a determination by the Board of Directors that such draw down is necessary for the ongoing operations of the Company and executed by the Company's Chief Executive Officer.

         SECTION 2.02.     MECHANICS OF DRAW DOWNS.

         (a) DRAW DOWN NOTICE. On any Trading Day during the Commitment Period, the Company may deliver a Draw Down Notice to the Investor, subject to the satisfaction of the conditions set forth in Section 6.02.

         (b) DELIVERY OF DRAW DOWN NOTICE. A Draw Down Notice shall be deemed delivered to Investor on (i) the Trading Day that it is first received by facsimile or as otherwise set forth in Section 8.01 (and the Company confirms such delivery by email notice or by telephone or in person (including voicemail message)) by the Investor if received prior to 12:00 noon, Pacific Standard time on such Trading Day, or (ii) in the event it is received by facsimile or otherwise set forth in Section 8.01 (and the Company confirms such delivery) subsequent to 12:00 noon, Pacific Standard time, on a Trading Day, the immediately succeeding Trading Day. No Draw Down Notice may be delivered other than on a Trading Day during the Commitment Period.

         (c) DETERMINATION OF DRAW DOWN SHARES ISSUABLE. The number of Draw Down Shares to be purchased by the Investor with respect to a Draw Down shall equal the number obtained by dividing the Draw Down Amount for such Draw Down by the Purchase Price.

         SECTION 2.03. SETTLEMENTS. On each Settlement Date, the Company shall deliver to Investor a certificate representing the number of Draw Down Shares to be purchased by Investor against delivery by the Investor the Draw Down Amount representing the Draw Down Shares to be purchased on such Settlement Date by check or wire transfer of immediately available funds to an account designated in writing by the Company at least one Trading Day prior to the Settlement Date. In addition, on or prior to each such Settlement Date, each of the Company and the Investor

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shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As a material inducement to the Investor to enter into this Agreement, the Company hereby represents and warrants to the Investor that on and as of the date of this Agreement:

         SECTION 3.01. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority necessary for it to own its properties and assets and to carry on its business as it is now being conducted, and, to the extent described therein, as described in the SEC Reports. The Company is duly qualified to transact business and is in good standing in each foreign jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

         SECTION 3.02. AUTHORIZATION; ENFORCEABILITY. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of, and the consummation of the transactions to be performed by it contemplated by, this Agreement. Assuming the due execution of this Agreement by the Investor, this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and by limitations imposed by law and public policy on indemnification or exculpation).

                                   ARTICLE IV

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

         The Investor hereby acknowledges, represents, warrants and covenants, to the Company as follows:

         SECTION 4.01.     AUTHORIZATION; ENFORCEABILITY; NO VIOLATIONS;
CONSENTS.

         (a) The Investor has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by him of this Agreement and to consummate the transactions contemplated hereby to be performed by him.

         (b) The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby to be performed by him do not and will not to the Investor's knowledge, violate any provision of (i) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which the Investor is subject. The Investor has duly executed and delivered this Agreement. Assuming the due execution hereof by

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the Company, this Agreement constitutes the valid and binding obligation of the
Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and by limitations imposed by law and public policy on indemnification or exculpation).

         (c) No consent, approval, authorization or order of, or filing or registration with, any court or Governmental Authority or other Person, is required to be obtained or made by the Investor for the execution, delivery and performance by the Investor of this Agreement or the consummation by the Investor of any of the transactions contemplated hereby, except for those consents or authorizations previously obtained and those filings previously made, and except as set forth in Section 4.03 hereof.

         SECTION 4.02.     SECURITIES ACT REPRESENTATIONS; LEGENDS.

         (a) The Investor understands that: (i) the offering and sale of the Common Shares to be issued and sold hereunder is intended to be exempt from the registration requirements of the Securities Act; (ii) the offer and sale of the Common Shares issuable hereunder has not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available; and
(iii) the Company is not required to register any resale of the Common Shares under the Securities Act or any other applicable securities laws.

         (b) The Investor represents that the Common Shares to be acquired by the Investor pursuant to this Agreement are being acquired for his own account and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws that may be applicable.

         (c) The Investor represents that the Investor (i) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Common Stock and is capable of bearing the economic risks of such investment, including a complete loss of his investment in the Common Shares; (iii) believes that his investment in the Common Shares is suitable for him based upon his objectives and financial needs, and the Investor has adequate means for providing for his current financial needs and business contingencies and has no present need for liquidity of investment with respect to the Common Shares; and (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to the Common Shares, and will not, for the term of this Agreement purchase, sell or enter into any such put option, short position or similar arrangement.

         (d) The Investor acknowledges that no oral or written statements or representations have been made to the Investor by or on behalf of the Company in connection with the offering and sale of the Common Shares hereunder other than those set forth in the SEC Reports, or as set forth herein.

         (e) The Investor acknowledges that the Securities Act and state securities laws restrict the transferability of securities, such as the Common Shares, issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereunder and

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applicable state securities laws, and that, unless registered under the
Securities Act or an exemption from registration is available, the Common Shares must be held indefinitely.

         (f) The Investor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares which have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Common Shares involves a significant degree of risk.

         SECTION 4.03. FILINGS BY INVESTOR. The Investor shall make all filings with the Commission required under the Exchange Act, including reports required under Regulation 13D-G and Section 16 thereunder, within the time periods required under the Exchange Act, in connection with any purchase of Common Shares under this Agreement.

                                    ARTICLE V

                                    COVENANTS

         SECTION 5.01. RESERVATION OF COMMON SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, sufficient to provide for the issuance of the Common Shares to be issued hereunder.

         SECTION 5.02. STOCK LISTING. The Company shall have the shares of Common Stock approved for quotation or listing, as required, prior to issuance, upon the Principal Market upon which the Common Stock is listed or traded at the time of issuance of such Common Shares and shall use commercially reasonable efforts to maintain such listing.

         SECTION 5.03. ISSUANCE OF DRAW DOWN SHARES. The sale and issuance of the Draw Down Shares shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act and an applicable exception from registration under California securities law.

         SECTION 5.04. REGISTRATION OF SHARES. The Company will promptly, after the execution of this Agreement, use commercially reasonable efforts to amend the Registration Rights Agreement between the Company and certain investors, dated April 12, 2002, to include the Common Shares and the shares of common stock issuable upon exercise of the Warrant in the definition of Registerable Securities under that agreement.

                                   ARTICLE VI

                       CONDITIONS TO DELIVERY OF DRAW DOWN
                      NOTICES AND CONDITIONS TO SETTLEMENT

         SECTION 6.01. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Draw Down Shares to the Investor incident to each Settlement Date is subject to the satisfaction, at or before each such Settlement Date, of each of the conditions set forth below.

         (a) ACCURACY OF THE INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Investor in Article IV hereof shall be true and correct in all material respects

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as of the date when made and as of the date of each such Settlement Date as though made at each such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

         (b) PERFORMANCE BY THE INVESTOR. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Settlement Date.

         SECTION 6.02. CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A DRAW DOWN NOTICE. The right of the Company to deliver a Draw Down Notice hereunder is subject to the satisfaction, on the date of delivery of such Draw Down Notice, of each of the following conditions:

         (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company in Article III hereof shall be true and correct in all material respects as of the date when made and as of the applicable Draw Down Date as though made at such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

         (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date, nor shall there have occurred an Event of Default under this Agreement.

         (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

         (d) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the Commission, the Principal Market or the National Association of Securities Dealers.

                                   ARTICLE VII

                                   TERMINATION

         SECTION 7.01. TERM. Subject to the provisions of Section 7.02 and 7.03, the term of this Agreement shall run until the end of the Commitment Period.

         SECTION 7.02. TERMINATION BY THE INVESTOR. The Investor may terminate the right of the Company to effect any Draw Downs under this Agreement upon one (1) Trading Day's notice if any of the following events (each, an "Event of Default") shall occur:

         (a) The Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business or such a receiver or trustee shall otherwise be appointed;

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         (b) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company;

         (c) The Company shall fail to maintain the listing of the Common Stock on a Principal Market; or

         (d) a Change of Control shall have occurred.

         (e) a material breach by the Company of this Agreement or the Employment and Retention Agreement between the Investor and the Company, dated October 3, 2002, which remains uncured for thirty (30) days following written notice by Investor to the Company of such breach.

         SECTION 7.03. TERMINATION BY THE COMPANY. The Company may terminate this Agreement upon one (1) Trading Day's notice if any of the following events (each, an "Event of Default") shall occur:

         (a) The Investor shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business or such a receiver or trustee shall otherwise be appointed; or

         (b) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Investor.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. NOTICES. All notices, demands, requests,consents, approvals or other communications required or permitted to be given hereunder or that are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (i) if to the Company to:
First Virtual Communications, Inc., 3393 Octavius Drive, Santa Clara, CA 95054,
Attention: General Counsel; Facsimile No.: (408) 980-1586, with copies (which shall not constitute notice) to: Cooley Godward LLP, 4401 Eastgate Mall, San Diego, CA 92121-9109, Attention: Julie Robinson; Facsimile No.: (858) 550-6420, and (ii) if to the Investor, Ralph Ungermann, 1045 Vallejo Street, San Francisco, California 94133 Facsimile No.: (415) 931-5497. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or confirmed facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed as specified above or on the next business day following delivery of such notice to a reputable air courier service.

         SECTION 8.02. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous

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agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof and with respect to any prior extensions of credit by the Investor to the Company.

         SECTION 8.03. AMENDMENT AND WAIVER. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification or waiver is sought to be enforced. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

         SECTION 8.04. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company. Any purported assignment or delegation of rights, duties or obligations hereunder by the Company shall be void and of no effect. Subject to the prior written approval of the Company, not to be unreasonably withheld, the Investor may assign all or a portion of his obligations under this Agreement to purchase Draw Down Shares, at the time of Investor's receipt of a Draw Down Notice, to a Person who is an accredited investor (as defined in Section 4.02(c) hereof, and subject to such Person executing an investment representation letter in form and substance satisfactory to the Company containing the representations and warranties set forth in Section 4.02 hereof; and further subject to available federal and state securities law exemptions for such Person in connection with a purchase of Draw Down Shares. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

         SECTION 8.05. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 8.06. FURTHER ASSURANCES. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

         SECTION 8.07. TITLES AND HEADINGS. Titles, captions and headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

         SECTION 8.08. GOVERNING LAW AND DISPUTE RESOLUTION. Should any dispute between the parties arise under this Agreement, the Investor and the Company, through appropriately senior persons, shall first meet and attempt to resolve the dispute in face-to-face negotiations. This meeting shall occur within thirty (30) days of the time the dispute arises at a mutually agreed time and place.

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         If no resolution is reached, the Investor and the Company shall, within forty-five (45) days of the first meeting, attempt to settle the dispute by formal mediation. If the Parties cannot agree upon a mediator and the place of the mediation, the mediation shall be administered by the American Arbitration Association in Northern California.

         If no resolution is reached in mediation, the dispute shall be resolved by binding arbitration in Northern California before a three-arbitrator panel, administered by the American Arbitration Association, with limited discovery.

         Notwithstanding the foregoing dispute resolution and governing law provisions, the Investor and the Company shall each retain the right to seek judicial injunctive and other equitable relief where appropriate. In no event shall punitive damages or attorneys' fees be awardable. THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 8.09. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

         SECTION 8.10. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

FIRST VIRTUAL COMMUNICATIONS, INC.

By: /s/ Truman Cole
   -------------------------------

Print Name:  Truman Cole
          ------------------------
Title: Chief Financial Officer
      ----------------------------

RALPH UNGERMANN

Signature:/s/ Ralph Ungerman
         -------------------------

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

                                    EXHIBIT A

                                DRAW DOWN NOTICE

[Date]

Mr. Ralph Ungermann
1045 Vallejo Street
San Francisco, California  94133

         Reference is made to the Private Equity Line Financing Agreement between First Virtual Communications, Inc. (the "Company") and Ralph Ungermann dated as of April 14, 2003. The Company confirms that all conditions to the delivery of this Draw Down Notice are satisfied as of the date hereof.

Effective Date of Delivery of Draw Down Notice (determined pursuant to Section 2.02(b)):________________________________.

Draw Down Amount (not to exceed Maximum Draw Down Amount):______________________

Aggregate Purchase Price: $____________________

FIRST VIRTUAL COMMUNICATIONS, INC.

By:________________________________

Print Name:________________________

Title:_____________________________

                                       12